EXHIBIT 10.1
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                            AIRCRAFT LEASE AGREEMENT


     THIS AIRCRAFT LEASE AGREEMENT (the "Agreement") is made this ___ day of _________, 2003, between American Air Network Alaska, Inc, a Nevada . corporation, whose address is 657 N. Bell Ave., Suite 200, Chesterfield MO., 63005 (the "Lessee") and The CIT Group/Equipment Financing, Inc (CIT)., a Delaware corporation whose address is 1540 West Fountainhead Parkway, Tempe AZ, 85282 (the "Lessor").

     A.   Lessor is the owner of the following Aircraft (the "Aircraft"):

          MANUFACTURER:  LearJet
          MODEL: 35A
          SERIAL NUMBER: 298
          REGISTRATION NUMBER: N298NW
          ENGINE MODEL: TFE-731-2-2B
          ENGINE SERIAL NUMBERS:  P-74799 and P-74805

          MANUFACTURER:  Lear Jet
          MODEL:  35A
          SERIAL NUMBER: 156
          REGISTRATION NUMBER: N35WE
          ENGINE MODEL:  TFE-731-2-2B
          ENGINE SERIAL NUMBERS:  P-74675 and P-74266

     Together with all attachments, accessories, appliances, additions, substitutions, instruments, avionics and other miscellaneous equipment as more specifically set forth in Schedule A, attached hereto and incorporated herein by this reference, all of which are included in the term "Aircraft", set forth in this Agreement.

     B. Lessee desires to lease the Aircraft, and Lessor is willing to lease the Aircraft to Lessee, for the term and purposes, and on the terms and conditions, set forth in this Agreement.


     NOW THEREFORE, Lessor and Lessee agree as follows:


     1. USE OF AIRCRAFT. Lessor hereby grants to Lessee the right to use the Aircraft on the terms and conditions set forth in this Agreement.


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     2. TERM. The term of this Agreement is eighteen months and shall commence on ________, 2003_ and shall continue until ____________, 2005 unless terminated or extended pursuant to any provision contained herein.


     3. PAYMENTS TO LESSOR.
        (A) Lessee shall pay to Lessor rent (the "Rent") at the rate of Twenty Eight Thousand U.S. Dollars ($28,000.00) per month, without demand, offset, deduction or counterclaim. Lessee shall pay Lessor prior to the commencement date stated in paragraph 2 above the sum of One Hundred and Six Thousand One Hundred and Ten U.S. Dollars ($106,110.00) that shall represent the first month's payment plus a Seventy Eight Thousand One Hundred and Ten Dollar ($78,110.00) security deposit (the "Security Deposit") Payments for subsequent months shall be made on or before the first day of the month. The Rent payment entitles Lessee to no more than eighty (80) flight hours per month. For every hour flown over the 80 hour per month limit, Lessee will reimburse Lessor an additional Two Hundred U.S. Dollars ($125.00), payable at the end of each quarter.

        (B) In addition to the monthly payment, Lessee shall pay to Lessor MSP engine reserve hourly charges at a rate of $335 per aircraft U.S. Dollars ($335.00) per hour flown.

        (C) Any moneys owed to Lessor by Lessee, including, but not limited to Rent and engine reserves not be received for any reason within thirty (30) days after the date in which such moneys became due, Lessee shall pay to Lessor interest on such moneys at the highest interest rate allowed by law. Interest shall accrue from the date moneys were first due.

        (D) Within 5 days after the end of each month Lessee shall provide to Lessor a statement of the previous months flight hours together with a check in the amount due at the rate described in Section 3(B) above.

        (E) At all times during the term of this Agreement, Lessee shall maintain with Lessor the Security Deposit in cash as security for the full and faithful observance and performance of all of Lessee's obligations under this Agreement (expressly including without limitation, the payment as and when due of the amounts due under Sections 3 (A) and (B) above and any other amounts payable thereunder) and the payment of any and all other damages for which Lessee shall be liable by reason of any act or omission constituting a breach of such obligations. If at any time Lessee shall be in default in the payment of any amount payable hereunder or shall otherwise be in breach in the observance or performance of any of its obligations under this Agreement, at Lessor's election, the Security Deposit may be applied by Lessor to the payment of such amount or the payment of any costs and expenses incurred by Lessor in curing any such breach. If as a result of any such application the Security Deposit shall be at any time be less than Seventy Eight One Hundred and Ten Thousand U.S. Dollars ($78,110.00) Lessee shall, within five (5) days after demand from Lessor, deposit with Lessor additional cash in an amount equal to the deficiency. If at the expiration of the term of this Agreement, all amounts due under this Agreement



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have been paid by Lessee to Lessor, and Lessee is not in default in the observance or performance of any of its obligations under this Agreement, then Lessor shall return to Lessee without interest the Security Deposit [or such amount thereof as has not been applied, or applied but replaced by Lessee, under this Section 3 (E)] within thirty (30) days after the expiration of the term. Lessor shall have the right to commingle the Security Deposit with its general assets.

        (F) Lessee is responsible for any applicable rental or use taxes

     4. DELIVERY AND ACCEPTANCE. The Aircraft shall not be leased by Lessor to the Lessee and the Lessee shall have no right to possession of the Aircraft until the following conditions precedent have been fulfilled:

        (A) The Lessor has received evidence of the insurance coverage required under Section 10 hereof.

        (B) Lessee has accepted delivery of the Aircraft and duly executed the Delivery and Acceptance Certificate attached hereto as Exhibit I and incorporated herein by reference for all purposes.

        (C) The initial lease payment and Deposit have been received pursuant to
Section 3(A) above.



     5. AIRCRAFT OPERATION.
        (A) During the term hereof and any extensions thereafter, Lessee agrees the Aircraft and the engines shall be operated in accordance with the Aircraft Flight Manual, Pilot's Operating Handbook, the applicable Engine Maintenance Manual, other instructions issued by the Equipment Manufacturer and the operation of the Aircraft and the engines shall comply with the requirements of FAA Regulations.

        (B) Lessee shall, at its sole expense, provide all crewmembers required for operation of the Aircraft during the term of this Agreement. All crewmembers must be qualified to Lessee's insurance company's standards to fly the Aircraft.

        (C) Lessee shall pay all expenses in preparation and connection for any flight, including but not limited to, expenses for fuel, crew quarters, landing fees, imposts, duties, fines, meals, all other out-of pocket crew expenses and the cost of any special equipment required for Lessee's business.

        (D) Lessee will not use the Aircraft to haul freight of any kind.

        (E) Lessee will operate the Aircraft only on hard-surfaced runways.

        (F) Lessee will not operate the Aircraft outside the continental United States boundaries without Lessor's prior consent.


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       (G) Lessee shall, at its sole expense, provide hanger storage at Lessee's facility at 3600 W. International Airport Road, Anchorage, AK., 99502 at all times when Aircraft not in use.

        (H) Aircraft will not be used for training purposes, other than initial pilot checkout.

        (I) Lessor shall have the right to show the Aircraft to prospective customers subject to Aircraft scheduling. Lessor will provide seventy-two (72) hours advance notice.


     6. MAJOR DAMAGE. In the event the Aircraft shall have suffered any major damage or loss of a type required to be reported to the FAA or recorded in the Aircraft Log Books for the Aircraft under FAA regulations governing the use of the Aircraft or loss of any Aircraft Log Books (hereinafter referred to as "Damage History"), and subsequently shall have been returned to service, Lessor and Lessee shall upon delivery of the Aircraft to Lessor under Section 11 below, determine the amount of loss in value, if any, suffered by the Aircraft due to such damage or loss. Lessor and Lessee shall determine such amount by requesting bids for the purchase of the Aircraft from Dealers in such Aircraft, qualified to render such offers and not affiliated with Lessor and Lessee. Each of Lessor and Lessee shall select one dealer and the two dealers shall select the third dealer. Each dealer shall render one bid, based upon a description of the Aircraft assuming no Damage History and a second bid based upon a description of the Aircraft including the Damage History recorded in the Log Books for the Aircraft. The difference between the average of all bids received for the Aircraft assuming no Damage History and the average value of all bids received for the Aircraft including the actual Damage History, together with interest thereon for the period between the end of the lease term until the date of payment at a rate equal to one percent per month, shall be paid by Lessee to Lessor in the form of a lump sum payment within 10 days after the last of the three dealers renders its bids. In addition, Lessee shall pay all fees, costs, and other expenses incurred due to and/or associated with the determination of the Aircraft's amount of loss in value in the event of Damage History including, but not limited to, payment of all fees, costs, and other expenses associated with each and every dealer's rendition of a bid as set forth above. If Damage History occurs, as defined in this Section 6, Lessee agrees to pay Rent per
Section 3A under all circumstances until the Aircraft is returned to the Lessor in a flyable condition or until reimbursed in full by Lessee's insurance company and returned to service.


     7. LESSOR'S INSPECTION. Lessor or its authorized representatives may at all reasonable times inspect the Aircraft and the books and records of Lessee relating thereto. All records must at minimum be maintained to compliance with FAR 43.9. Any cost associated with correction of any deficiencies in regards to the books and records (including the cost of review) will be for the account of the lessee.


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     8. MAINTENANCE AND REPAIRS.

        (A) Lessee represents that at the time of delivery, the Aircraft is in good operating condition with all systems functional and operational as acknowledged and evidenced by Lessee's execution of the Delivery and Acceptance Certificate in the form of Exhibit I attached hereto. During the term of this Agreement and until such time as the Aircraft is returned to Lessor, Lessee agrees, at its own cost and expense, to keep the Aircraft at all times in fully operational, duly certified and airworthy condition and maintained in accordance with the Aircraft manufacturer's recommended inspection program and condition adequate to comply with all regulations of the FAA or any other Aircraft governmental agency having jurisdiction over the maintenance, use or operation of the Aircraft. Without limiting the foregoing, Lessee, at its own cost and expense, shall

            (i) Maintain, inspect, service and test the Aircraft and perform all repairs on the Aircraft in accordance with all maintenance manuals for the Aircraft from time to time issued by the Aircraft manufacturer and vendors;

            (ii) Comply with all applicable recommended and mandatory Service Bulletins issued by the Aircraft manufacturer; and

            (iii) Comply with all Airworthiness Alerts and Airworthiness Directives issued by the FAA or any other governmental agency having jurisdiction over the Aircraft.

        (B) Lessee shall operate the engines according to the manufacturer's operator handbook or flight manual. In the event any negligent overtemping or exceedences of tolerances are detected, the cost of any parts/components requiring replacement, including the cost of labor to replace any parts/components as a result of overtemping or exceedence of tolerances shall be paid for by Lessee.

        (C) All work required by this Section 8 shall be undertaken and completed only by an authorized factory service center or a service entity acceptable to Lessor. All replacement parts shall be of the type approved by the Aircraft manufacturer, be of the same quality as the replaced part, and become the property of Lessor free and clear of all liens, charges and encumbrances upon installation.




     9. LOSS OR DAMAGE.
        (A) RISK OF LOSS. During the term of this Agreement and until such time as the Aircraft is returned to Lessor, Lessee hereby assumes and bears the entire risk of loss, theft, confiscation, damage to or destruction of the Aircraft from any cause whatsoever, and shall promptly notify Lessor thereof. Except as otherwise provided in Section 9(B) below, this Lease shall not terminate and the obligations of Lessee shall not be affected by reason of any damage to or loss of the Aircraft.


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        (B) CASUALTY OCCURRENCE. In the event of a Casualty Occurrence, Lessee shall be obligated to pay Lessor the amount of the all-risk aircraft hull and engine insurance referred to in Section 10 below (hereinafter referred to as the "Stipulated Loss Value").

Upon payment in full of the Stipulated Loss Value, the Aggregate Rentals for the Aircraft shall cease to accrue as of the date of such payment, the Lease shall terminate, and (except in the case of the loss, theft, confiscation or complete destruction of the Aircraft and subject to the rights of the insurer following payment of the settlement to request transfer of title and possession of the Aircraft) Lessee shall be entitled to recover possession of the Aircraft and obtain title thereto.

As used herein, a "Casualty Occurrence" shall mean any of the following events with respect to the Aircraft:

            (i) Loss of the Aircraft or the use thereof due to the destruction, damage beyond repair or rendition of the Aircraft permanently unfit for normal use for any reason whatsoever;

            (ii) Any damage of the Aircraft that results in an insurance settlement with respect to the Aircraft on the basis of a total loss;

            (iii) The theft or disappearance of the Aircraft which shall have resulted in the loss of possession of the Aircraft by Lessee for a period of thirty (30) consecutive days or more (or for a shorter period ending on the date on which there is an insurance settlement for a total loss on the basis of the theft or disappearance of the Aircraft);

            (iv) The condemnation, confiscation, seizure of, or the requisition of title to or use or possession of, the Aircraft for a period of thirty (30) consecutive days or more;

            (v) The operation or location of the Aircraft, while under condemnation, confiscation, seizure or requisition, in any area excluded from coverage by any insurance policy in effect with respect to the Aircraft required by the provisions of Section 10 hereof; or

            (vi) Any event other than a default where Lessee is obligated to pay to Lessor the Stipulated Loss Value under this Lease.


     10. INSURANCE.

         (A) Lessee, at its expense, shall secure and maintain in effect throughout the term hereof insurance policies with an insurance carrier agreeable to Lessor covering the Aircraft against a Casualty Occurrence and containing such provisions as shall be satisfactory to Lessor in Lessor's sole discretion. Without limiting the generality of the foregoing, Lessee shall maintain:



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            (i)     Liability insurance covering public liability and property damage including resulting environmental damage in amounts not less than $48 million for any single occurrence with Lessor and American Air Net Work Alaska, Inc. named as an additional insureds,

            (ii) All-risk aircraft hull and engine insurance including, without limitation, foreign object damage insurance covering the aircraft while on the ground, taxiing and in flight, in an amount which is not less than One Million Six Hundred Seventy Five Thousand U.S. Dollars ($1,675,000.00) for Lear Jet 35A s/n 298 and One Million Four Hundred and Fifty Thousand ($1,450,000.00) of Lear Jet 35A s/n 156 (any deductible shall be paid to Lessor by Lessee),

            (iii)   Breach of warranty insurance, and

            (iv)    Confiscation and war risk insurance.

        (B) All insurance policies shall name the Lessor as owner of the Aircraft and as loss payee as stipulated in the insurance certificate furnished herewith, except with respect to insurance under the clause 10(A)(i), such insurance to also include

            (i) Shall provide that any cancellation or substantial change in coverage shall not be effective as to any assured for thirty (30) days after receipt by such assured of written notice from such insurer(s) of such cancellation or change and

            (ii) Shall contain an endorsement providing for payment by the insurer(s) to Lessor or its affiliates, as the case may be, despite any misrepresentations or breach of warranty by Lessee or any other person.

Such insurance shall not be subject to any offset by any other insurance carried by Lessor, Lessee or any other assured.

        (C) Lessee hereby appoints Lessor as Lessee's attorneys-in-fact to make proof of loss and claim for and to receive payment of and to execute and endorse all documents, checks or drafts on behalf of Lessee in connection with all policies of insurance in respect of the Aircraft other than insurance under clause 10(A)(i).

        (D) Any reasonable out-of-pocket expense of adjusting or collecting insurance proceeds other than insurance under clause 10(A)(i) shall be borne by Lessee. Lessor may, in its sole discretion, apply proceeds of insurance, in whole or in part, to

            (i)     Repair or replace the Aircraft or any part thereof or

            (ii) Satisfy any obligation of Lessee to Lessor hereunder, except that in the event of a Casualty Occurrence, any insurance proceeds (other than for liability insurance) received by the Lessor with respect to the Aircraft shall be credited against Lessee's obligation to pay the Stipulated Loss Value under Section 9(B) hereof.



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Such proceeds shall be used by Lessor to reimburse Lessee if Lessee has already paid such Stipulated Loss Value in full to Lessor.


     11. RETURN.

         (A) LOCATION. Upon the termination or expiration of the Lease, Lessee shall return the Aircraft, in accordance with Section 12(b) below, to a destination of lessors choosing in the continental United States and execute a Re-delivery and Acceptance Certificate in the form annexed as Exhibit II. All expenses for delivery and return of the Aircraft shall be borne by Lessee. In the event that Lessee fails for any reason whatsoever to return the Aircraft on or before twelve o'clock noon (Central time) on the last day of the Lease, Lessor's damages shall include, but shall not be limited to, an amount equal to one-thirtieth (1/30th) of the monthly rental for each day that such return is delayed.

         (B) RETURN CONDITION. Upon return and at Lessee's expense, the Aircraft must satisfy all of the following conditions:

             (i) the Aircraft must be in an airworthy and serviceable condition, with all systems functional and operational, meet all of the applicable regulations of the FAA, have a valid standard FAA certificate of airworthiness and be current on the manufacturer's approved maintenance program with no outstanding or deferred items;

             (ii) the Aircraft must be in compliance with all modifications, repairs and inspections required by all applicable Airworthiness Alerts, Airworthiness Directives, and recommended and mandatory Service Bulletins issued during the term of the Lease that are required to be performed according to
Section 8 hereof. All such modifications, repairs and inspections shall have been performed by a factory service center or a service entity acceptable to Lessor;

             (iii) the Lessee acknowledges and agrees that upon return of the Aircraft, Lessor has the option of having the engines split, tested and/or borescoped by a Pratt & Whitney Canada authorized service center in accordance with accepted practices to determine if any overtemping or other exceedence has occurred. Lessor agrees to pay for all such engine testing expenses. In the event any negligent overtemping or exceedence of tolerances is detected, the cost of any parts or components requiring replacement, including labor costs, shall be the responsibility of the Lessee;

             (iv) the Aircraft must be returned with all equipment, parts, components, passenger service items and other accessories that were on or in the Aircraft when delivered to Lessee in a serviceable condition or with an equivalent or better replacement thereof;

             (v) the Aircraft must be returned with all records and documents, including complete originals of the logbooks. If originals are not available,




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then any consequences of or conditions to use of new logs and new maintenance records under FAA rules and regulations shall be observed or complied with, and all entries therein must be complete, correct and current, and in the case of any modifications made to, or supplemental type certificate incorporated in the Aircraft, all engineering documents and drawings therefor must also be returned;

             (vi) the Aircraft must be returned in the same condition as received, except for normal wear. For cosmetic purposes, the following shall not be considered normal wear: (a) stains in the interior that cannot be completely removed, (b) chipped wood or laminate, (c) torn seats, carpet, headliner or sidewalls, (d) scratched polarizers and (e) dents in the Aircraft fuselage, wing, tail or horizontal stabilizer;

             (vii) the Aircraft must be returned with the same quantity of fuel as when delivered.

             (viii) the Aircraft must be returned with a fresh 12 month inspection completed by an authorized Lear Jet service facility or by a service entity acceptable to Lessor within the last ten flight hours and within seven days of Lessee's last use of the Aircraft. Such inspection will include compliance with all discrepancies, squawks and malfunctions, or other irregularities repaired and the Aircraft returned to service by the maintenance facility. Lessee shall provide to Lessor a list of all discrepancies discovered in the 12 month inspection.

             (ix) Prior to return of the Aircraft, Lessor shall be entitled to an acceptance flight of not more than two hours duration at Lessor's expense. Lessor shall be entitled to have two (2) representatives on such flight in the capacity of observers. Any further airworthiness discrepancies discovered during such flight shall be promptly repaired or replaced at Lessee's sole expense prior to re-delivery to Lessor.

             (x) The Aircraft shall be clean by corporate operating standards with all Lessees' markings removed.

         (C) FAILURE TO MEET RETURN CONDITION. If Lessee does not return the Aircraft in accordance with the above condition, Lessor may make or cause to be made any repairs reasonably necessary to restore the Aircraft to the required condition and Lessee shall reimburse Lessor, within five (5) days of written demand, for any reasonable costs, expenses and fees including, without limitation, reasonable fees and expenses for repairs and lost rentals at the per diem rate of one-thirtieth of the monthly rental related to such restoration.


     12. TAXES. Lessee shall pay, and indemnify, defend and hold harmless Lessor from all license and registration fees and all sales, use, customs, value added, personal property and other taxes, levies, duties, charges or withholdings of any nature (together with any penalties, fines or interest thereon) imposed against Lessor by any federal, state or local government or taxing authority upon or with respect to the use or



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operation of the Aircraft hereunder, upon the rentals, receipts or earnings arising therefrom or upon or with respect to this Agreement (other than, taxes on, or measured by, the net income of Lessor). The obligations of Lessee under this Section 12 shall survive the termination of this Agreement.


     13. LIENS, ENCUMBRANCES AND RIGHTS OF OTHERS. Lessee will not directly or indirectly create, incur, or permit any mortgage, pledge, lien attachment, charge, encumbrance or right of others whatsoever on or with respect to the Aircraft, title thereto or any interest therein at any time during the term of the Agreement and any extensions thereafter or while the Aircraft is in the command and control of Lessee. Lessee will promptly, at Lessee's sole expense, cause any such mortgage, pledge, lien, attachment, charge, encumbrance or right of others which may arise at any time to be duly discharged, dismissed and removed as soon as possible, but in any event within ten (10) days after the existence of the same shall have first become known to Lessee.


     14. DISCLAIMER OF WARRANTIES. LESSEE ACKNOWLEDGES THAT LESSOR HAS NOT MADE ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE TITLE, CONDITION, AIRWORTHINESS, MERCHANTABILITY, DESIGN, OPERATION, OR FITNESS FOR USE OR A PARTICULAR PURPOSE OF THE AIRCRAFT, AGAINST INTERFERENCE OR AS TO THE FREEDOM OF THE AIRCRAFT FROM LIENS, ENCUMBRANCES OR RIGHTS OF OTHERS, OR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE AIRCRAFT.


     15. INDEMNITY. Lessee hereby assumes liability for, and shall indemnify, protect, and save harmless Lessor, its shareholders, directors, employees and agents, from and against, and shall pay Lessor promptly upon demand the amount of any and all liabilities, obligations, losses, damages, penalties, claims, actions, suits, costs, expenses and disbursements, including legal expenses, of whatsoever kind and nature, imposed on, incurred by or asserted against Lessor in any way relating to or arising out of this Agreement or the delivery, possession, use or operation of the Aircraft. The indemnities contained in this
Section 15 shall continue in full force and effect notwithstanding the expiration or other termination of this Agreement.


     16. DEFAULT. The following events shall constitute events of default ("Events of Default") hereunder:

         (A) Lessee shall fail to make any payment to Lessor within five (5) days after the same shall become due;

         (B) Lessee shall fail to perform or observe any other covenant, condition or agreement to be performed or observed by it hereunder and such failure shall continue unremedied for a period of twenty (20) days after written notice thereof by Lessor; or


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

         (C) Lessee shall become insolvent or bankrupt or make an assignment for the benefit of creditors or consent to the appointment of a trustee or receiver; or a trustee or a receiver shall be appointed for the Lessee, or for a substantial part of its property without its consent and shall not be dismissed for a period of fifteen (15) days, or bankruptcy, reorganization or insolvency proceeding shall be instituted by or against Lessee and, if instituted against Lessee, shall not be dismissed for a period of fifteen (15) days.


     17. REMEDIES. Upon the occurrence of any Events of Default, Lessor may, at its option, and at any time thereafter, do one or more of the following:

         (A) Require Lessee, upon the written demand of Lessor and at Lessee's expense, to promptly return the Aircraft to Lessor at the location, in the condition and otherwise in accordance with all of the terms of Section 5 and 11 hereof;

         (B) Enter upon the premises where the Aircraft is held, by summary proceedings or otherwise, and recover possession of the Aircraft, all without liability to Lessor for or by reason of such entry or recovery of possession, whether for the restoration of damage to property caused by such entry and recovery or otherwise.

         (C) Exercise any other right or remedy that may be available to it at law or in equity.

In addition, Lessee shall reimburse Lessor upon demand for all legal fees, other costs and expenses incurred by reason of the occurrence of any Events of Default, or the exercise of Lessor's remedies with respect thereto, including all costs and expenses incurred in connection with the return of the Aircraft in accordance with terms of Section 11 hereof or in placing such Aircraft in the condition required by said Section. No remedy referred to in this section is intended to be exclusive, but each shall be cumulative in addition to any remedy referred to above or available to Lessor at law or in equity; and the exercise or beginning of exercise by Lessor of any one or more of such remedies shall not preclude the simultaneous or later exercise by Lessor of any or all such other remedies.


     18. ASSIGNMENT. Lessee shall not, without the prior written consent of Lessor, whose consent may be withheld in its absolute discretion, assign any of its rights hereunder or permit the Aircraft to be operated or used by, or in the possession of, any party other than Lessee. Lessor may at any time assign all of its right, title, and interest hereunder, or any part thereof, to any other person with or without notice to Lessee.


     19. RENEWAL OPTION. Provided no Events of Default has occurred and is continuing hereunder, and no event which with the passage of time or the giving of notice or both would constitute an Events of Default, with mutual consent of Lessor, Lessee shall have the right to renew this Lease, subject to mutually agreeable terms



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and conditions, for six months, provided Lessee gives written notice to Lessor of Lessee's intent thirty (30) days prior to each renewal period.


     20. NOTICES. All notices, demands and requests contemplated by this Agreement shall be in writing and shall be deemed to have been delivered and received if served personally or sent by United States registered or certified mail, postage prepaid, return receipt requested, by receipt courier service or by telegraph, addressed to the addresses set forth or such other addresses as either party may designate by notice to the other:

         If to Lessor:  The CIT Group/Equipment Financing, Inc
                        1540 W. Fountainhead Parkway
                        Tempe, AZ. 85282
                        Attn: Executive Vice President of Credit

         If to Lessee:  American Air Network Alaska, Inc
                        -------------------------------------------------------
                        -------------------------------------------------------
                        -------------------------------------------------------

Any such notice shall be deemed delivered and received upon such personal delivery, delivery of the telegraph or at the time of delivery or attempted delivery shown on such return or courier receipt.


     21. ATTORNEY'S FEES. In the event of any dispute, litigation or arbitration between the parties hereto with respect to the subject matter hereof, the unsuccessful party to such dispute, litigation or arbitration shall pay to the successful party all costs and expenses, including, without limitation, reasonable attorneys' fees, incurred therein by the successful party, all of which shall be included in and as a part of the judgment or award rendered in such dispute, litigation or arbitration. For purposes of this Agreement, the term "successful party" shall mean the party which achieves substantially the relief sought, whether by judgment, order, settlement or otherwise.


     22. FURTHER INSTRUMENTS. Each party shall from time to time execute and deliver such further instruments as the other party may reasonably request to effectuate the intent of this Agreement.


     23. EXECUTION AND COUNTERPARTS. This Agreement may be executed and delivered in counterparts and by each party hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original and all of which taken together shall constitute one and the same instrument.


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     24. NON-WAIVER OF RIGHTS AND BREACHES. No failure or delay of either party hereto in the exercise of any right given such party hereunder shall constitute a waiver thereof unless the time specified herein for the exercise of such right has expired, nor shall any single or partial exercise of any right preclude other or further exercise thereof or of any other right. The waiver by a party hereto of any default of the other party shall not be deemed to be a waiver of any subsequent default or other default of such party.


     25. ENTIRE AGREEMENT; MODIFICATION. This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements, understandings and representations of the parties with respect to the subject matter hereof. This Agreement may not be modified, amended or supplemented or otherwise changed except by a writing executed by each of the parties and designated as a modification, amendment or supplemental hereof.


     26. NO AGENCY OR PARTNERSHIP. Nothing in this Agreement shall be deemed to make either Lessor or Lessee an agent, partner or joint venturer of the other.


     27. LESSEE CITIZENSHIP. Lessee hereby represents and warrants to Lessor that Lessee is a citizen or permanent resident of the United States within the meaning of title 14, Section 375.36 of the Code of Federal Regulations.


     28. APPLICABLE LAW AND JURISDICTION. This Agreement shall be deemed to have been made and executed in Maricopa county, Arizona and shall be interpreted and the rights and liabilities of the parties hereto determined in accordance with the laws of the State of Arizona. Lessee hereby designates the Secretary of State of the State of Arizona as agent for the purpose of accepting service of process within the State of Arizona. Should litigation arising out of or in any way related to the terms, conditions, and/or subject of this matter of this Agreement become necessary the parties further agree that the exclusive situs of such litigation will be Phoenix, Maricopa County, Arizona. Furthermore, the venue shall be deemed to be proper only in Phoenix, Maricopa County, Arizona, and the courts located there shall have exclusive in personam jurisdiction over said litigation.


     29. DUE ORGANIZATION. Lessee is and will continue to be a corporation duly organized and validly existing in good standing under the laws of the jurisdiction of its incorporation, is and will continue to be solvent and duly qualified to do business in good standing in each other jurisdiction where the conduct of this business requires it to be so qualified, and has and will continue to have the corporate power and authority to carry on its business and to enter into and perform its obligations under this Lease Agreement.

     30. FINANCIAL STATEMENTS. Lessee shall deliver to Lessor within thirty (30) days after the end of each fiscal year copies of the balance sheet, income statement, and statement of cash flows of Lessee in reasonable detail according to generally accepted accounting principles.


         TRUTH IN LEASING (See Federal Aviation Regulation FAR 91.23).
     A. FOR THE TWELVE MONTHS PRECEDING THE DATE OF THIS LEASE AGREEMENT, THE AIRCRAFT LEASED HEREUNDER HAS BEEN MAINTAINED AND INSPECTED IN ACCORDANCE WITH FEDERAL AVIATION REGULATIONS PART 91.

     B. THE AIRCRAFT WILL BE MAINTAINED AND INSPECTED UNDER PART 91. FOR OPERATIONS UNDER THIS LEASE, LESSEE CERTIFIES THAT IT IS RESPONSIBLE FOR THE AIRCRAFT'S STATUS OF COMPLIANCE WITH APPLICABLE MAINTENANCE AND INSPECTION REQUIREMENTS AS SET FORTH UNDER THE REQUIRED FAA REGULATIONS APPLICABLE TO LESSEE'S USE AND OPERATION OF THE AIRCRAFT. IN ADDITION, LESSEE AGREES TO PROVIDE LESSOR WITH WRITTEN INSPECTION REPORTS FOR INSPECTIONS ACCOMPLISHED UNDER SAID PROGRAM.

     C. THE LESSEE IS SOLELY RESPONSIBLE FOR OPERATIONAL COMMAND AND CONTROL OF THE AIRCRAFT AND CERTIFIES AND AGREES TO COMPLY WITH ALL REGULATIONS ISSUED DURING THE TERM OF THIS LEASE AGREEMENT. LESSEE IS HEREBY ADVISED THAT AN EXPLANATION OF FACTORS BEARING ON OPERATIONAL CONTROL AND PERTINENT FAA REGULATIONS CAN BE OBTAINED FROM THE NEAREST FAA FLIGHT STANDARDS DISTRICT OFFICE, GENERAL AVIATION DISTRICT OFFICE OR AIR CARRIER DISTRICT OFFICE.

     D. THE LESSEE SHALL COMPLY WITH ALL PARTS OF THE FEDERAL AVIATION REGULATIONS APPLICABLE TO THE OPERATION OF THIS CATEGORY AIRCRAFT, TO INCLUDE, BUT NOT LIMITED TO CARRYING A COPY OF THIS LEASE IN THE AIRCRAFT AT ALL TIMES.

     IN WITNESS WHEREOF, Lessor and Lessee have caused this Agreement to be duly executed by their respective officers or representatives thereunto duly authorized as of the day and year first above written.

LESSEE:                                              LESSOR:

American Air Net Work Alaska, Inc.          The CIT Group/Equipment Financing,.
                                                               Inc.

By:                                        By:
     -------------------------------            --------------------------------


Print Name:                                Print Name:
             -----------------------                    ------------------------


Title:                                     Title:
        ----------------------------               -----------------------------

                                   EXHIBIT I.

                       DELIVERY AND ACCEPTANCE CERTIFICATE

Lessor:         The CIT Group/Equipment Financing, Inc

Lessee:         American Air Network Alaska, Inc

Location:
                ---------------------------------------------------------------

Aircraft:       MANUFACTURER:  Lear Jet
                MODEL: 35A
                SERIAL NUMBER: 298
                REGISTRATION NUMBER: N 298NW
                ENGINE MODEL: TFE-731-2-2B
                ENGINE SERIAL NUMBERS:  P-74799 and P-74805

                MANUFACTURER:  Lear Jet
                MODEL:  35A
                SERIAL NUMBER: 156
                REGISTRATION NUMBER: N35WE
                ENGINE MODEL:  TFE-731-2-2B
                ENGINE SERIAL NUMBERS:  P-74675 and P-74266


     This certificate is delivered by the undersigned pursuant to the Aircraft Lease Agreement dated as of ___________, 2003.

     Lessor has delivered the Aircraft (including all pertinent operational equipment and maintenance logs and manuals) as described in the Aircraft Lease Agreement.

     Lessee, or through its "Authorized Lessee's Agent" empowered by Lessee to accept delivery of such Aircraft, has examined the Aircraft and represents that the Aircraft is good operating condition with all systems functional and operational. Lessee confirms that the Aircraft is of the size, design, capacity, configuration and manufacture selected by it and irrevocably accepts said Aircraft "As Is, Where Is" for all the above. Operation of the Aircraft will be under FAR Part 91. All logs and records have been examined and confirmed on Lessee's conformity inspection.

AIRCRAFT S/N 298

Delivery Date:                              Quantity of Fuel:
               ---------------------                          -----------------

Total Hours:
Airframe:                Left Engine:              Right Engine:
           ---------                   ----------                 -------------

Total Cycles:
               ---------------------

AIRCRAFT S/N 156

Delivery Date:                              Quantity of Fuel:
               ---------------------                          -----------------

Total Hours:
Airframe:                   Left Engine:               Right Engine:
           -------------                  ----------                  ---------

Total Cycles:
               ---------------------

The undersigned hereby affirms that for purposes of this Certificate that they are the Lessee or Authorized Lessee's Agent.


LESSEE                                               LESSOR
American Air Network Alaska, Inc     The CIT Group/ Equipment Financing, Inc.


By:                                        By:
     -----------------------------              -------------------------------

Print Name:                                Print Name:
            ----------------------                      -----------------------

Title:                                     Title:
         -------------------------                 ----------------------------

Date:                                      Date:
       ---------------------------                -----------------------------


                                   EXHIBIT II.

                     RE-DELIVERY AND ACCEPTANCE CERTIFICATE

Lessor:         The CIT Group/Equipment Financing, Inc.

Lessee:         American Air Network Alaska, Inc.

Location:
                -----------------------------------

Aircraft:       MANUFACTURER:  Lear Jet
                MODEL: 35A
                SERIAL NUMBER: 298
                REGISTRATION NUMBER: N 298NW
                ENGINE MODEL: TFE-731-2-2B
                ENGINE SERIAL NUMBERS:  P-74799 and P-74805

                MANUFACTURER:  Lear Jet
                MODEL:  35A
                SERIAL NUMBER: 156
                REGISTRATION NUMBER: N35WE
                ENGINE MODEL:  TFE-731-2-2B

                ENGINE SERIAL NUMBERS:  P-74675 and P-74266



     This certificate is delivered by the undersigned pursuant to the Aircraft Lease Agreement dated as of , 2003.

     Lessee has delivered the Aircraft (including all pertinent operational equipment and maintenance logs and manuals) as described in the Aircraft Lease Agreement.

     Lessor, or through its "Authorized Lessor's Agent" empowered by Lessor to accept re-delivery of the Aircraft confirms that the Aircraft is fully assembled and in good working order and condition with all systems functional and operational.

AIRCRAFT S\N 298

Re-Delivery Date:                           Quantity of Fuel:
                  --------------------                        -----------------

Total Hours:
Airframe:                  Left Engine:              Right Engine:
           ------------                  ----------                 -----------

Total Cycles:
               ---------------------

AIRCRAFT S\N 156

 Re-Delivery Date:                           Quantity of Fuel:
                   --------------------                         ---------------

Total Hours:
Airframe:                  Left Engine:              Right Engine:
           -------------                 ----------                 -----------

Total Cycles:
               ---------------------


The undersigned hereby affirm that for purposes of this Certificate that is the Lessor or Authorized Lessor's Agent.


LESSEE                                           LESSOR
American Air Network Alaska, Inc        The CIT Group/Equipment Financing, Inc.


By:                                         By:
     ------------------------------              ------------------------------

Print Name:                                 Print Name:
            -----------------------                      ----------------------

Title:                                      Title:
         --------------------------                 ---------------------------

Date:                                       Date:
       ----------------------------                ----------------------------

                                   SCHEDULE A
                             AIRCRAFT EQUIPMENT LIST
                                Aircraft s/n 298

AVIONICS
FDS: F/D 109 PN 101                         HFCOM: 718 U-5
A/P: JET F/C 200                            FFONE: WULFSBERG VI
COM: DUAL VHF-20A                           GPS: GARMIN 165
NAV: DUAL VIR-30                            RADAR: PRIMUS 400SL COLOR
ADF: DUAL ADF 60A                           CVR: FAIRCHILD A-100
DME: DME-40                                 AOA:JET
XPNDR: DUAL COLLINS TDR-90                  FDR: SUNDSTRAND F542

LOGS & LOOSE EQUIPMENT
LOG 1 0-1641.6 HOURS                        LOG 2 1641.6-5395.37 HOURS
LOG 3 5397.37 HOURS - 8610 HOURS            LOG 4 8610-10027.9 HOURS
LOG 5 10027.9 - PRESENT
ENGINE LOG 1 P74805                         12/1979 - 12-1988 (ITALIAN)
ENGINE LOG 2 P74805                         1/1989 - 4/1989
ENGINE LOG 1 P74799                         12/1979 - 12/1988 (ITALIAN)
ENGINE LOG 2 P74799                         1/1989- 4/1989
HONEYWELL ENGINE LOG P74805                 12/1979 - CURRENT
HONEYWELL ENGINE LOG P74799C                12/1979 - CURRENT
X-RAYS 12 YEAR INSPECTION
X-RAYS 12,000 INSPECTION
LIST OF MAJOR ALTERATIONS AND REPAIRS
ASSORTED WORK ORDERS AND INSPECTIONS 2001-2002


DOCUMENTS
Airworthiness Certificate                   Aircraft Registration

INTERIOR

Seven-passenger fire blocked interior. Configuration consist of right side forward Lavatory and forward swivel seat and aft facing seat. Left side has two forward facing seats and aft three place couch. The interior is completed in Beige leather and gray carpet with medium reddish laminate. Cabinets for liquor containers, ice drawer, and cup dispensers and miscellaneous storage on forward right hand side. (reference digital photos taken 3/6/03)

AGREED AND ACCEPTED

Lessee:  American Air Net Work Alaska, Inc    Lessor:
                                                     --------------------------
By:                                           By:
     ---------------------------------------       ----------------------------

Date:                                         Date:
       -------------------------------------         --------------------------

                                   SCHEDULE A
                             AIRCRAFT EQUIPMENT LIST
                                  AIRCRAFT 156

AVIONICS
FDS: F/D 108                                FFONE: FLITEPHONE 11
A/P: JET F/C 200                            FMS:     N/A
COM: DUAL VHF-20                            RADAR: BENDIX RDS 82 COLOR
NAV:  DUAL VIR-30                           CVR: FAIRCHILD GA-100
ADF: DUAL ADF 60A                           DMW: COLLINS DME - 40
XPNDR: WILCOX 1014B/SPERRY TP114B           COMPASS: COLLINS 331A-6R HSI
RADAL: ALT-50                               GPS: GARMAN 165

LOGS & LOOSE EQUIPMENT
Airframe Log 2/06/78 - 09/31/82 (small blue binder)
Airframe Log 10/31/82-12/31/82 (small blue binder)
Airframe Log 01/18/83 - 12/31/86 (large blue paperback)
Airframe Log 04/23/93- 04/23/98 (large blue paperback)
Airframe Log 05/13/98 - 09/07/00 (large 3 ring binder)
Airframe Log 09/14/00 - current (small green log book)
P74675 Engine log 03/13/79 - current (large TFE731 white 3 ring binder) P74765 Engine log 11/28/00 - 05/24/02 (small red log book)
P74266 Engine log 03/13/79 - current (large TFE731 white 3 ring binder) P74266 Engine log 11/28/00 - 05/24/02 (small red log book)
Record of Installations & Modifications to aircraft 11/22/82-04/23/93
  (gray 3 ring binder)
Flight Manual FM-102
Plot's Manual PM- 02
FAA Form 337s
FAA Form 8130s


DOCUMENTS
Airworthiness Certificate                    Aircraft Registration

INTERIOR

Eight Passenger fire blocked interior with one side facing and 2 forward facing executive chairs. Divan in club configuration with writing tables. Forward coffee and storage cabinets with bar.

AGREED AND ACCEPTED

Lessee:                                      Lessor:
         ---------------------------                  -------------------------
By:                                          By:
     -------------------------------              -----------------------------

Date:                                        Date:
       -----------------------------                ---------------------------

       -----------------------------                ---------------------------

       -----------------------------                ---------------------------



                                       22